                                 LOOMIS SAYLES
                               MANAGED BOND FUND

                               SEMI-ANNUAL REPORT

                                 MARCH 31, 2001


               One Financial Center, Boston, Massachusetts 02111
                                800 . 633 . 3330

FUND AND MANAGER REVIEW
LOOMIS SAYLES MANAGED BOND FUND
--------------------------------------------------------------------------------
PERFORMANCE
For the six-month period ended March 31, 2001, the Managed Bond Fund returned -1.19% (before deducting the maximum 2.50% front end sales charge) and -3.63% (after deducting the maximum 2.50% front end sales charge), compared to the 7.71% return for the Fund's benchmark, the Lehman Brothers Government/Credit Bond Index. The average corporate debt A-rated fund, as measured by Lipper
Inc., posted a total return of 6.87% for the same period.

PORTFOLIO REVIEW
The flight to quality was still apparent throughout the bond market as higher quality and intermediate maturity credits performed best. As the Federal Reserve Board began its easing policy, the Treasury yield curve shifted from its inverted state through the end of last year to a more normal upward sloping curve. The U.S. dollar continued to defy expectations and increased in value against all major currencies. As a result, given its foreign currency exposure, the Fund's performance suffered during the period. The Fund also was hurt from some technology names.

On the positive side, in the latter half of the period, the Fund's healthcare, retail, and automotive sectors were positive contributors to performance.

PORTFOLIO POSITIONING
The positive attributes in the Fund highlight our core research competencies. In this volatile environment, we continue to look for bonds that we believe have been mispriced by the market and, which our research tells us, have the potential to return to fair value. Specifically, we seek discounted corporate bonds with long-term maturities and call protection. We believe the current market is providing ample opportunity to take advantage of this strategy.

Sincerely,

/s/ Daniel J. Fuss

Daniel J. Fuss

                         AVERAGE ANNUAL RETURNS (%)-PERIODS ENDED MARCH 31, 2001

--------------------------------------------------------
                                               SINCE
                         6 MONTHS(e) 1 YEAR INCEPTION(a)
--------------------------------------------------------
LOOMIS SAYLES MANAGED
 BOND FUND(B)              -3.63%    -3.21%    2.31%
Lipper Corporate Debt
 Funds A-Rated Index(c)     7.26%    11.32%    5.20%
Lehman Brothers
 Government/Credit Bond
 Index(d)                   7.71%    12.41%    5.53%

                      CUMULATIVE PERFORMANCE--OCTOBER 31, 1998 TO MARCH 31, 2001

                                    [GRAPH]

            LOOMIS SAYLES          LIPPER A-RATED          LEHMAN BROTHERS
               MANAGED             CORPORATE DEBT        GOVERNMENT/CORPORATE
              BOND FUND             FUNDS INDEX               BOND INDEX

10/31/98      $ 9,750                 $10,000                  $10,000
11/30/98       10,387                  10,109                   10,060
12/31/98       10,296                  10,141                   10,084
 1/31/99       10,600                  10,228                   10,156
 2/28/99       10,350                  10,001                    9,915
 3/31/99       10,702                  10,066                    9,964
 4/30/99       10,887                  10,099                    9,988
 5/31/99       10,594                   9,984                    9,885
 6/30/99       10,484                   9,936                    9,855
 7/31/99       10,428                   9,891                    9,827
 8/31/99       10,375                   9,864                    9,819
 9/30/99       10,361                   9,958                    9,908
10/31/99       10,364                   9,973                    9,934
11/30/99       10,420                   9,980                    9,928
12/31/99       10,469                   9,935                    9,868
1/31/2000      10,392                   9,913                    9,865
2/29/2000      10,681                  10,018                    9,989
3/31/2000      10,846                  10,154                   10,133
4/30/2000      10,554                  10,071                   10,083
5/31/2000      10,496                  10,033                   10,074
6/30/2000      10,667                  10,256                   10,280
7/31/2000      10,564                  10,343                   10,389
8/31/2000      10,925                  10,481                   10,536
9/30/2000      10,896                  10,539                   10,575
10/31/2000     10,518                  10,583                   10,642
11/30/2000     10,267                  10,739                   10,824
12/31/2000     10,266                  10,959                   11,037
1/31/2001      10,790                  11,163                   11,222
2/28/2001      10,928                  11,264                   11,338
3/31/2001      10,767                  11,304                   11,390

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund. High yield securities are subject to a higher degree of market and credit risk. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the Fund.

NOTE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. Total return assumes reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Inception date of the Loomis Sayles Managed Bond Fund is October 1, 1998. Since Lipper Corporate Debt Funds A-Rated Index and Lehman Brothers Government/Corporate Bond Index performance data is not available coincident with this date, comparative performance is presented from October 31, 1998.
(b) Performance for the Fund includes the effect of the maximum 2.50% front end sales charges.
(c) The Lipper Corporate Debt Funds A-Rated Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the corporate debt funds A-rated investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
     Source: Lipper Inc.
(d) Lehman Brothers Government/Corporate Bond Index is an unmanaged index which is a composite of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest in an index.
(e)  Not annualized

LOOMIS SAYLES MANAGED BOND FUND
PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)

                                                           Face
                                                         Amount    Value +

---------------------------------------------------------------------------
 BONDS AND NOTES - 86.8% OF NET ASSETS
 NON-CONVERTIBLE BONDS--63.6%
 AIRLINES--5.5%
 Delta Air Lines, Inc., 8.300%, 12/15/29          USD   750,000 $   651,031
                                                                -----------
 AUTO & RELATED--5.0%
 TRW, Inc., 6.650%, 1/15/28                             750,000     587,272
                                                                -----------
 CANADIAN--13.1%
 Canadian Government, Zero Coupon Bond, 6/01/25   CAD 5,900,000     920,970
 Province of Ontario, Zero Coupon Bond, 7/13/22         750,000     123,008
 Province of Ontario, Zero Coupon Bond, 6/02/27       3,900,000     495,914
                                                                -----------
                                                                  1,539,892
                                                                -----------
 FOREST & PAPER PRODUCTS--1.7%
 Georgia-Pacific Group, 7.375%, 12/01/25          USD   250,000     201,143
                                                                -----------
 HEALTHCARE--PRODUCTS--4.8%
 Bausch & Lomb, Inc., 7.125%, 8/01/28                   750,000     564,613
                                                                -----------
 OIL & GAS--6.4%
 Pennzoil-Quaker State Co., 6.750%, 4/01/09             500,000     411,210
 Pennzoil-Quaker State Co., 7.375%, 4/01/29             500,000     347,790
                                                                -----------
                                                                    759,000
                                                                -----------
 RAIL--TRANSPORT--0.8%
 Missouri Pacific Railroad Co., 4.750%, 1/01/20          25,000      16,031
 Missouri Pacific Railroad Co., 5.000%, 1/01/45         140,000      79,800
                                                                -----------
                                                                     95,831
                                                                -----------
 REAL ESTATE INVESTMENT TRUSTS--10.6%
 First Industrial, 7.600%, 7/15/28                      900,000     791,964
 Susa Partnership LP, 7.500%, 12/01/27                  600,000     458,358
                                                                -----------
                                                                  1,250,322
                                                                -----------
 RETAIL--GENERAL--4.4%
 Dillon Read Structured Finance Corp., 7.430%,
  8/15/18                                               125,000      89,375
 J.C. Penney Co., Inc., 6.875%, 10/15/15                100,000      66,000
 K Mart Corp., 7.950%, 2/01/23                          250,000     186,317
 Woolworth Corp., 8.500%, 1/15/22                       250,000     179,279
                                                                -----------
                                                                    520,971
                                                                -----------
 SUPRANATIONAL--4.6%
 International Bank for Reconstruction &
  Development, Zero Coupon Bond, 8/20/07          NZD 2,000,000     537,999
                                                                -----------
 TELECOMMUNICATIONS--3.7%
 RCN Corp., Zero Coupon Bond, 10/15/07
  (step to 11.125% on 10/15/02) #                 USD 1,100,000     286,000
 RCN Corp., Zero Coupon Bond, 2/15/08
  (step to 9.800% on 2/15/03) #                         600,000     150,000
 Teligent, Inc., Zero Coupon Bond, 3/01/08
  (step to 11.500% on 3/01/03) #                        250,000       5,000
                                                                -----------
                                                                    441,000
                                                                -----------

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)

                                                           Face
                                                         Amount    Value +

---------------------------------------------------------------------------
 BONDS AND NOTES - CONTINUED

 TELECOMMUNICATIONS--WIRELESS--3.0%
 Nextel Communications, Inc., Zero Coupon Bond,
  10/31/07 (step to 9.750% on 10/31/02) #         USD   500,000 $   355,000
                                                                -----------
 TOTAL NON-CONVERTIBLE BONDS
  (Identified Cost $9,446,806)                                    7,504,074
                                                                -----------
 CONVERTIBLE BONDS--23.2%
 COMPUTERS--6.3%
 Maxtor Corp., 5.750%, 3/01/12                          500,000     350,000
 Quantum Corp.--DLT & Storage Systems, 7.000%,
  8/01/04                                               200,000     169,880
 Western Digital, Zero Coupon Bond, 2/18/18             750,000     221,250
                                                                -----------
                                                                    741,130
                                                                -----------
 DIVERSIFIED OPERATIONS--1.2%
 Thermo Electron Corp., 4.250%, 1/01/03 144A            150,000     144,405
                                                                -----------
 ELECTRONIC COMPONENTS--0.8%
 Kent Electronics Corp., 4.500%, 9/01/04                100,000      96,500
                                                                -----------
 INDUSTRIAL EQUIPMENT--3.2%
 MascoTech, Inc., 4.500%, 12/15/03                      500,000     378,125
                                                                -----------
 INSURANCE--2.7%
 Loews Corp., 3.125%, 9/15/07                           350,000     315,350
                                                                -----------
 MULTI-INDUSTRY--1.2%
 Thermo Instrument Systems, Inc., 4.500%,
  10/15/03 144A                                         150,000     143,250
                                                                -----------
 OFFICE EQUIPMENT--4.4%
 Xerox Corp., 0.570%, 4/21/18                         1,500,000     517,500
                                                                -----------
 OIL & GAS--3.4%
 Baker Hughes, Inc., Zero Coupon Bond, 5/05/08          500,000     401,500
                                                                -----------
 TOTAL CONVERTIBLE BONDS
  (Identified Cost $3,005,425)                                    2,737,760
                                                                -----------
 TOTAL BONDS AND NOTES
  (Identified Cost $12,452,231)                                  10,241,834
                                                                -----------
                                                         Shares
---------------------------------------------------------------------------
 COMMON STOCKS - 0.1% OF NET ASSETS

 OIL & GAS--0.1%
 Seabulk International, Inc. *                            1,304      10,269
                                                                -----------
 TOTAL COMMON STOCKS
  (Identified Cost $434,111)                                         10,269
                                                                -----------
 PREFERRED STOCKS - 5.1% OF NET ASSETS
 NON-CONVERTIBLE PREFERRED STOCKS--3.1%
 REAL ESTATE INVESTMENT TRUSTS--3.1%
 CarrAmerica Realty Corp., Series B, 8.570%               2,000      46,800
 CarrAmerica Realty Corp., Series C, 8.550%               2,200      51,480
 CarrAmerica Realty Corp., Series D, 8.450%               5,000     121,250

PORTFOLIO OF INVESTMENTS-AS OF MARCH 31, 2001 (UNAUDITED)

                                                           Shares    Value +

-----------------------------------------------------------------------------
 PREFERRED STOCKS - CONTINUED
 REAL ESTATE INVESTMENT TRUSTS--CONTINUED
 Developers Diversified Realty Corp., Class C,
  8.375%                                                    3,400 $    77,520
 ProLogis Trust, Series D, 7.920%                           2,300      53,820
 ProLogis Trust, Series E, 8.750%                             400       9,748
                                                                  -----------
                                                                      360,618
                                                                  -----------
 TOTAL NON-CONVERTIBLE PREFERRED STOCKS
  (Identified Cost $264,025)                                          360,618
                                                                  -----------
 CONVERTIBLE PREFERRED STOCKS--2.0%
 REAL ESTATE INVESTMENT TRUSTS--2.0%
 Equity Residential Properties Trust, 7.250%               10,000     241,300
                                                                  -----------
 TOTAL CONVERTIBLE PREFERRED STOCKS
  (Identified Cost $235,600)                                          241,300
                                                                  -----------
 TOTAL PREFERRED STOCKS
  (Identified Cost $499,625)                                          601,918
                                                                  -----------
 WARRANTS--0.0% OF NET ASSETS
 OIL & GAS--0.0%
 Seabulk International, Inc., expiring 12/15/03 *             815         357
                                                                  -----------
 TOTAL WARRANTS
  (Identified Cost $4,522)                                                357
                                                                  -----------
 TOTAL INVESTMENTS--92.0%
  (IDENTIFIED COST $13,390,489) @                                  10,854,378
 Cash and Other Assets, Less Liabilities--8.0%                        949,133
                                                                  -----------
 NET ASSETS--100%                                                 $11,803,511
                                                                  ===========

   + See Note 1.
   # Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers
   * Non-income producing security
   @ At March 31, 2001, the net unrealized depreciation on investments based on cost of $13,390,489 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $211,944 and $2,748,055, respectively, resulting in net unrealized depreciation of $2,536,111.

Key to Abbreviations:
CAD: Canadian Dollar
NZD: New Zealand Dollar
USD: United States Dollar

                See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

Assets
 Investments at value                                         $10,854,378
 Cash                                                              70,326
 Receivable for:
 Securities sold                                                  750,857
 Dividends and interest                                           145,592
 Due from the adviser (Note 3)                                     40,860
                                                              -----------
                                                               11,862,013
                                                              -----------
Liabilities
 Accrued expenses:
 Management fees (Note 3)                                           6,390
 Trustees' fees (Note 3A)                                           1,882
 Administrative fees (Note 3)                                         823
 12b-1 fees payable                                                 7,987
 Other (Note 1)                                                    41,420
                                                              -----------
                                                                   58,502
                                                              -----------
Net Assets                                                    $11,803,511
                                                              ===========
 Net Assets consist of:
 Capital paid in                                              $14,805,580
 Undistributed (or Distribution in excess of) net investment
  income                                                           42,502
 Accumulated net realized gain (loss)                            (508,460)
 Unrealized appreciation (depreciation) on investments and
  foreign currency                                             (2,536,111)
                                                              -----------
Net Assets                                                    $11,803,511
                                                              ===========
 Shares of beneficial interest outstanding, no par value        1,321,240
 Net asset value and redemption price per share               $      8.93
 Maximum offering price per share (Net asset value/97.50%)    $      9.16
Identified cost of investments                                $13,390,489
                                                              ===========

                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED)

--------------------------------------------------------------------------------

Investment Income
 Dividends                                                      $  25,111
 Interest                                                         614,048
                                                                ---------
                                                                  639,159
                                                                ---------
 Expenses
 Management fees (Note 3)                                          42,573
 12b-1 fees                                                        53,217
 Trustees' fees and expenses (Note 3A)                              4,463
 Administrative fees                                                4,800
 Custodian and accounting fees                                     22,970
 Transfer agent fees                                                3,944
 Legal fees                                                        35,660
 Printing fees                                                     11,783
 Other expenses                                                    29,111
                                                                ---------
 Total expenses                                                   208,521
 Less expenses waived and reimbursed by the investment adviser
  (Note 3)                                                       (102,088)
                                                                ---------
 Net expenses                                                     106,433
                                                                ---------
 Net investment income                                            532,726
                                                                ---------
Net Realized Gain (Loss) on:
 Investments and foreign currency                                (508,421)
                                                                ---------
Change in Unrealized Appreciation (Depreciation) on:
 Investments                                                     (276,975)
                                                                ---------
 Total net realized gain (loss) and change in unrealized
  appreciation (depreciation)                                    (785,396)
                                                                ---------
Net Increase (Decrease) in Net Assets from Operations           $(252,670)
                                                                =========

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                     SIX MONTHS
                                                          ENDED
                                                      MARCH 31,   YEAR ENDED
                                                           2001    SEPTEMBER
                                                    (UNAUDITED)     30, 2000
-----------------------------------------------------------------------------
From Operations
 Net investment income                              $   532,726  $ 2,270,030
 Net realized gain (loss)                              (508,421)     140,822
 Change in unrealized appreciation (depreciation)      (276,975)    (832,373)
                                                    -----------  -----------
 Increase (decrease) in net assets from operations     (252,670)   1,578,479
                                                    -----------  -----------
From Distributions to Shareholders
 Net investment income                                 (589,854)  (2,338,605)
 Net realized gain on investments                       (67,017)    (567,630)
                                                    -----------  -----------
                                                       (656,871)  (2,906,235)
                                                    -----------  -----------
From Capital Share Transactions
 Proceeds from the sale of shares                       562,276   22,574,274
 Cost of shares redeemed                             (5,447,519) (37,911,792)
                                                    -----------  -----------
 Increase (decrease) in net assets derived from
  capital share transactions                         (4,885,243) (15,337,518)
                                                    -----------  -----------
 Total increase (decrease) in net assets             (5,794,784) (16,665,274)
Net Assets
 Beginning of period                                 17,598,295   34,263,569
                                                    -----------  -----------
 End of period                                      $11,803,511  $17,598,295
                                                    ===========  ===========
Undistributed Net Investment Income
 End of the period                                  $    42,502  $    99,630
                                                    ===========  ===========
Number of Shares of the Fund:
 Issued from the sale of shares                          63,300    2,357,600
 Redeemed                                              (604,460)  (3,993,400)
                                                    -----------  -----------
 Net change                                            (541,160)  (1,635,800)
                                                    ===========  ===========

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS



                                        SIX MONTHS
                                          ENDED       YEAR ENDED   PERIOD ENDED
                                      MARCH 31, 2001 SEPTEMBER 30, SEPTEMBER 30,
                                      -------------- ------------- -------------
                                       (UNAUDITED)       2000          1999*
--------------------------------------------------------------------------------
Net asset value, beginning of period     $  9.45        $  9.79       $  9.95
                                         -------        -------       -------
INCOME FROM INVESTMENT OPERATIONS--
 Net investment income (loss)               0.34           0.68          0.68
 Net realized and unrealized gain
  (loss) on investments                    (0.46)         (0.20)        (0.22)
                                         -------        -------       -------
 Total from investment operations          (0.12)          0.48          0.46
                                         -------        -------       -------
LESS DISTRIBUTIONS--
 Dividends from net investment
  income                                   (0.36)         (0.67)        (0.62)
 Distributions from net realized
  capital gains                            (0.04)         (0.15)         0.00
                                         -------        -------       -------
 Total distributions                       (0.40)         (0.82)        (0.62)
                                         -------        -------       -------
Net asset value, end of period           $  8.93        $  9.45       $  9.79
                                         =======        =======       =======
Total return (%)(a)(b)                      (1.2)           5.2           4.6
Net assets, end of period (000)          $11,804        $17,598       $34,264
Ratio to average net assets:
 Net expenses (%)(c)(d)                     1.50           1.50          1.50
 Gross expenses (%)(d)                      2.95           2.65          2.03
 Net investment income (loss) (%)(d)        7.51           6.84          6.77
Portfolio turnover rate (%)                    1             52            34

*    Commencement of fund operations on October 1, 1998.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b) Total returns do not include the effect of any front-end sales charges for the Fund.
(c) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(d)  Annualized for periods less than one year.

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2001 (UNAUDITED)

1. The Loomis Sayles Managed Bond Fund (the "Fund") is a series of Loomis Sayles Funds (the "Trust"), a diversified, open-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"), and organized as a Massachusetts business trust on February 20, 1991. At March 31, 2001, the Trust was composed of eighteen funds ("Funds"). The financial statements of the seventeen remaining funds are presented separately. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of the Fund. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series.

Purchases of the Fund's shares are subject to a maximum sales charge of 2.50%.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION | Long-term debt securities for which quotations are readily available are valued by a pricing service, as approved by the Board of Trustees, which generally uses the most recent bid prices in the principal market in which such securities are normally traded. Equity securities for which quotations are readily available are valued at their last sale price on the exchange or markets where primarily traded or, if there is no reported sale during the day, at the closing bid price. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other securities for which quotations are not readily available (including restricted securities, if any) are valued primarily using dealer supplied quotations or at their fair values as determined in good faith under the general supervision of the Board of Trustees.

B. REPURCHASE AGREEMENTS | The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price. These securities are marked-to-market daily. Loomis Sayles is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, realization of the collateral by the Fund may be delayed or limited.

MARCH 31, 2001 (UNAUDITED)


C. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS | The books and records of the Fund are maintained in U.S. dollars. The value of investments, currencies and other assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon foreign exchange rates prevailing at the end of each day. Purchases and sales of investments, income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from changes in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of investments held. All such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year-end resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency exchange contracts is determined using contractual currency exchange rates established at the time of each trade.

The Fund may purchase investments of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. Government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments and their markets may be less liquid and the prices of such securities may be more volatile than those of securities of comparable U.S. companies and the U.S. Government.

D. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES | Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net realized gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

MARCH 31, 2001 (UNAUDITED)


Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are apportioned to all funds within the Trust on the basis of relative net assets.

E. FEDERAL INCOME TAXES | The Fund is a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS | The Fund declares and pays its net investment income to shareholders monthly. Distributions from net realized capital gains are declared and paid on an annual basis by the Fund. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications to the Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for litigation proceeds, foreign currency transactions, capital loss carry forwards, deferred losses due to wash sales, excise tax regulations, and net operating losses. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods.

2. PURCHASES AND SALES OF INVESTMENTS | For the six-months ended March 31, 2001, purchases and proceeds from sales and maturities of investments, excluding short-term securities and U.S. Government securities, were $118,993 and $6,120,453, respectively. There were no purchases and proceeds from sales and maturities of U.S. Government securities during the period.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES | For the six- months ended March 31, 2001, the Fund incurred management fees payable to Loomis Sayles. Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P. (formerly, Nvest Companies, L.P.) whose general partner is indirectly owned by CDC IXIS Asset Management SA ("CDC IXIS") (formerly CDC Asset Management). CDC IXIS is part of the Caisse des Depots et Consignation. The management agreement for the Fund in effect during the six months ended March 31, 2001 provided for fees at the annual percentage rate of 0.60% of the Fund's average daily net assets. Loomis Sayles has contractually agreed, until February 1, 2002, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of the Fund to 1.50% of the Fund's average daily net assets.

The Fund has adopted a Shareholder Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act 1940. The Fund pays Loomis Sayles Distributors, L.P. (the "Distributor"), a subsidiary of Loomis Sayles, a

MARCH 31, 2001 (UNAUDITED)

monthly service fee at an annual rate of 0.25% of the Fund's average net assets and a monthly distribution fee at an annual rate of 0.50% of the Fund's average net assets.

Loomis Sayles charges the Fund an administrative fee related to Loomis Sayles' performance of certain administration services. For the period ended March 31, 2001, the Fund incurred $2,738.

A. TRUSTEES FEES AND EXPENSES| The Trust does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Loomis Sayles, CDC IXIS Asset Management North America or their affiliates. Each independent trustee is compensated by the Trust on behalf of each Fund at the rate of $1,250 per Fund per year, plus travel expenses for each meeting attended.

4. CREDIT RISK| The Fund may invest up to 35% of its assets in investments offering high current income, which generally will be in the lower rating categories of recognized rating agencies. These investments are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than investments in the higher rating categories. In addition, the trading market for high yield investments may be relatively less liquid than the market for higher-rated investments.

5. LINE OF CREDIT| The Trust has entered into an agreement which enables the Fund to borrow under a $25 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.450%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by the Trust and apportioned among the Funds based on each Fund's average daily unused portion of the line of credit. During the six months ended March 31, 2001, the Fund had no borrowing under the agreement.

6. CHANGE IN ACCOUNTING PRINCIPLE| Effective October 1, 2001, the Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The adoption of this accounting principal will have no impact on the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

                                       13